Exhibit 10.3

JOINDER AND REVOLVER INCREASE AGREEMENT REGARDING
AMENDED AND RESTATED CREDIT AGREEMENT
This Joinder and Revolver Increase Agreement Regarding Amended and Restated Credit Agreement (this “Agreement”) is dated as of June 30, 2016, and is between ZB, N.A. DBA ZIONS FIRST NATIONAL BANK (the “New Revolving Lender”), WELLS FARGO CAPITAL FINANCE, LLC, a Delaware limited liability company, as administrative agent for the Lenders (as defined in the Credit Agreement (as hereinafter defined)) (in that capacity, “Agent”), BOISE CASCADE COMPANY, a Delaware corporation (“Boise Cascade”), and the Subsidiaries of Boise Cascade identified as Borrowers on the signature pages hereof (such Subsidiaries, together with Boise Cascade, “Borrowers”).
WHEREAS, the Lenders, Agent, and Borrowers entered into an Amended and Restated Credit Agreement dated as of May 15, 2015 (as amended, restated, supplemented, or otherwise modified before the date of this Agreement, the “Credit Agreement”);
WHEREAS, pursuant to Section 2.4(g) of the Credit Agreement, Borrowers desire to increase the Maximum Revolver Amount by an amount equal to $20,000,000 (the “Increase”); and
WHEREAS, in connection with the Increase, the New Revolving Lender desires to become a Lender under the Credit Agreement.
NOW, THEREFORE, for and in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
1.    Definitions. Defined terms used but not defined in this Agreement are as defined in the Credit Agreement.
2.    Joinder.
(a)    The New Revolving Lender (i) confirms that it has received copies of the Credit Agreement and the other Loan Documents, together with copies of the financial statements referred to therein and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Agreement; (ii) agrees that it will, independently and without reliance upon Agent or any Lender, based upon such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking any action under the Loan Documents; (iii) appoints and authorizes the Agent to take such action as agent on its behalf and to exercise such powers under the Loan Documents as are delegated to Agent by the terms thereof, together with such powers as are reasonably incidental thereto; and (iv) agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Loan Documents are required to be performed by it as a Lender.

(b)    As of the Agreement Effective Date (as defined in Section 5 hereof), the New Revolving Lender shall be a party to the Credit Agreement and, to the extent of its Revolver Commitment set forth on Schedule C-1 to the Credit Agreement (as amended hereby), have the rights and obligations of a Lender thereunder and under the other Loan Documents.
3.    Revolver Increase. Subject to the satisfaction of the conditions to the Agreement Effective Date set forth in Section 5 hereof, the parties hereto, pursuant to the terms of Section 2.4(g) of the Credit Agreement, hereby agree as follows:
(a)    The definition of “Maximum Revolver Amount” in Schedule 1.1 to the Credit Agreement is hereby amended and restated in its entirety to read as follows:
“Maximum Revolver Amount” means $370,000,000, decreased by the amount of reductions in the Revolver Commitments made in accordance with Section 2.4(c)(i) of the Agreement.
(b)    Schedule C-1 to the Credit Agreement is hereby amended and restated in its entirety as set forth on Schedule C-1 hereto.
4.    Representations. To induce Agent to enter into this Agreement, each Borrower hereby represents to Agent as of the date hereof as follows:
(a)    that such Borrower is duly authorized to execute and deliver this Agreement, and that each Loan Party is duly authorized to perform its obligations under the Loan Documents to which it is a party;
(b)    that the execution and delivery of this Agreement by such Borrower do not and will not violate any material provision of federal, state or local law or regulation applicable to it or of their respective Governing Documents, or of any order, judgment, or decree of any court or other Governmental Authority binding on them;
(c)    that this Agreement is a legal, valid, and binding obligation of each Loan Party hereto, enforceable against such Loan Party in accordance with its terms, except as enforcement is limited by equitable principles or by bankruptcy, insolvency, reorganization, moratorium, or similar laws relating to or limiting creditors’ rights generally;
(d)    that, as of the Agreement Effective Date and after giving effect to this Agreement, the representations and warranties set forth in Section 4 of the Credit Agreement are true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof), in each case with the same effect as if such representations and warranties had been made on the Agreement Effective Date, except to the extent that any such representation or warranty expressly relates to an earlier date;

(e)    that, as of the Agreement Effective Date and after giving effect to this Agreement, no Default or Event of Default has occurred and is continuing; and
(f)    that this Agreement may be effected without the consent or other approval of any Lender (other than the New Revolving Lender) pursuant to Section 2.4(g)(iv) of the Credit Agreement.
5.    Conditions. This Agreement shall become effective on the date each of the following conditions have been met (such date, the “Agreement Effective Date”):
(a)    this Agreement shall have been executed and delivered by Agent, the New Revolving Lender and Borrowers, and acknowledged by (i) the Revolving Lenders identified on the Revolving Lender Acknowledgment attached hereto and (ii) the Guarantors;
(b)    Agent shall have received a certificate of each Loan Party dated as of the date hereof signed by the Secretary of such Loan Party as to the matters set forth in Section 2.4(g)(v) of the Credit Agreement, in form and substance reasonably satisfactory to Agent;
(c)    Agent shall have received the forms prescribed by the Internal Revenue Service of the United States certifying as to the New Revolving Lender’s status for purposes of determining exemption from United States withholding taxes with respect to all payments to be made to the New Revolving Lender under the Credit Agreement or such other documents as are necessary to indicate that all such payments are subject to such rates at a rate reduced by an applicable tax treaty, in each case in form satisfactory to Agent; and
(d)    Agent shall have received the administrative details of the New Revolving Lender, in form satisfactory to Agent.
Agent’s delivery to Boise Cascade of a copy of this Agreement executed by all necessary parties described in this Section 5 shall be deemed evidence that the Agreement Effective Date has occurred.
6.    Revolver Increase Processing Fee. In connection with the Increase and the joinder described in Section 2 hereof, Agent hereby waives payment of the processing fee in the amount of $3,500 in accordance with Section 2.4(g)(iv) of the Credit Agreement.
7.    Miscellaneous. (a) This Agreement is governed by, and is to be construed in accordance with, the laws of the State of New York. Each provision of this Agreement is severable from every other provision of this Agreement for the purpose of determining the legal enforceability of any specific provision.
(b)    Except as specifically modified by the terms of this Agreement, all other terms and provisions of the Credit Agreement and the other Loan Documents are incorporated by reference in this Agreement and in all respects continue in full force and effect. Each Borrower, by execution of this Agreement, and each Guarantor, by acknowledgement of this Agreement, hereby reaffirms, assumes, and binds itself to all applicable obligations, duties, rights, covenants, terms, and conditions that are contained in the Credit Agreement (as amended hereby) and the other Loan Documents (including the granting of any Liens for the benefit of Agent and the Lenders).
(c)    This Agreement is a Loan Document. Each Borrower acknowledges that Agent’s reasonable costs and expenses (including reasonable attorneys’ fees) incurred in connection with this Agreement constitute Lender Group Expenses.
(d)    The parties may sign this Agreement in several counterparts, each of which will be deemed to be an original but all of which together will constitute one instrument. Delivery of an executed counterpart of a signature page of this Agreement by facsimile or in electronic (i.e., “pdf” or “tif”) format shall be effective as delivery of a manually executed counterpart of this Agreement.
[SIGNATURE PAGES TO FOLLOW]

The parties are signing this Joinder and Revolver Increase Agreement Regarding Amended and Restated Credit Agreement as of the date stated in the introductory clause.
BOISE CASCADE COMPANY,
a Delaware corporation, as a Borrower
By:    /s/ Kelly Hibbs
Name:    Kelly Hibbs
Title:    Vice President and Controller
BOISE CASCADE BUILDING MATERIALS DISTRIBUTION, L.L.C.,
a Delaware limited liability company, as a Borrower
By:    /s/ Kelly Hibbs
Name:    Kelly Hibbs
Title:    Vice President and Controller
BOISE CASCADE WOOD PRODUCTS, L.L.C.,
a Delaware limited liability company, as a Borrower
By:    /s/ Kelly Hibbs
Name:    Kelly Hibbs
Title:    Vice President and Controller

[Signature page to Joinder and Revolver Increase Agreement Regarding
Amended and Restated Credit Agreement]

WELLS FARGO CAPITAL FINANCE, LLC,
as Agent
By:    /s/ Emily Chase
Name:    Emily Chase
Title:    Vice President

[Signature page to Joinder and Revolver Increase Agreement Regarding
Amended and Restated Credit Agreement]

ZB, N.A. DBA ZIONS FIRST NATIONAL BANK,
as a Lender
By:    /s/ Odette Sutton
Name:    Odette Sutton
Title:    Vice President

[Signature page to Joinder and Revolver Increase Agreement Regarding
Amended and Restated Credit Agreement]

Acknowledged and Agreed:
BOISE CASCADE WOOD PRODUCTS HOLDINGS CORP.,
a Delaware corporation, as a Guarantor
By:    /s/ Kelly Hibbs
Name:    Kelly Hibbs
Title:    Vice President and Controller
CHESTER WOOD PRODUCTS LLC,
a Delaware limited liability company, as a Guarantor
By:    /s/ Kelly Hibbs
Name:    Kelly Hibbs
Title:    Vice President and Controller
MONCURE PLYWOOD LLC,
a Delaware limited liability company, as a Guarantor
By:    /s/ Kelly Hibbs
Name:    Kelly Hibbs
Title:    Vice President and Controller

[Signature page to Joinder and Revolver Increase Agreement Regarding
Amended and Restated Credit Agreement]

REVOLVING LENDER ACKNOWLEDGMENT
As of the date first written above, each of the undersigned Revolving Lenders hereby (1) acknowledges that it has received a copy of the foregoing Joinder and Revolver Increase Agreement Regarding Amended and Restated Credit Agreement dated as of June 30, 2016 (the “Agreement”), (2) acknowledges and agrees to the Increase and to the modifications set forth in Section 3 of the Agreement and (3) evidences its decision to decline participation in the Increase in accordance with Section 2.4(g)(ii) of the Credit Agreement (as defined in the Agreement). Capitalized terms used but not defined in this paragraph are as defined in the Agreement or, if not defined therein, in the Credit Agreement.
WELLS FARGO CAPITAL FINANCE, LLC,
as a Lender
By:    /s/ Emily Chase
Name:    Emily Chase
Title:    Vice President
BANK OF AMERICA, N.A.,
as a Lender
By:    /s/ Gregory A. Jones
Name:    Gregory A. Jones
Title:    Senior Vice President
U.S. BANK NATIONAL ASSOCIATION,
as a Lender
By:    /s/ Thomas P. Chidester
Name:    Thomas P. Chidester
Title:    Vice President
JPMORGAN CHASE BANK, N.A.,
as a Lender
By:    /s/ Jordan Azar
Name:    Jordon Azar
Title:    Authorized Officer
PNC BANK, NATIONAL ASSOCIATION,
as a Lender
By:    /s/ Fred Kiehne
Name:    Fred Kiehne
Title:    Senior Vice President

[Signature page to Revolving Lender Acknowledgment]

[Signature page to Revolving Lender Acknowledgment]

Schedule C-1
Commitments

Lender	Revolver Commitment	Term Loan Commitment	Total Commitment
Wells Fargo Capital Finance, LLC	$115,000,000.00	$0.00	$115,000,000.00
Bank of America, N.A.	$100,000,000.00	$0.00	$100,000,000.00
U.S. Bank National Association	$60,000,000.00	$0.00	$60,000,000.00
PNC Bank, National Association	$40,000,000.00	$0.00	$40,000,000.00
JPMorgan Chase Bank, N.A.	$35,000,000.00	$0.00	$35,000,000.00
American AgCredit, PCA	$0.00	$30,000,000.00	$30,000,000.00
Northwest Farm Credit Services, PCA	$0.00	$20,000,000.00	$20,000,000.00
ZB, N.A. dba Zions First National Bank	$20,000,000.00	$0.00	$20,000,000.00
All Lenders	$370,000,000.00	$50,000,000.00	$420,000,000.00